Exhibit 21.1

SUBSIDIARIES OF FLOWERS FOODS, INC.

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Bailey Street Bakery, LLC	Alabama
Flowers Bakeries Sales of Alabama, LLC	Alabama
Flowers Bakery of Montgomery, LLC	Alabama
Flowers Baking Co. of Birmingham, LLC	Alabama
Flowers Baking Co. of Opelika, LLC	Alabama
Tuscaloosa Organic Baking Co., LLC	Alabama
Flowers Bakeries Sales of Desert Southwest, LLC	Arizona
Holsum Bakery of Tolleson, LLC	Arizona
Holsum Bakery, Inc.	Arizona
Holsum Holdings, LLC	Arizona
Mesa Organic Baking Co., Inc.	Arizona
Flowers Bakery of Texarkana, LLC	Arkansas
Flowers Baking Co. of Batesville, LLC	Arkansas
Fort Smith Baking Co., LLC	Arkansas
Flowers Bakeries Sales of NorCal, LLC	California
Flowers Bakeries Sales of SoCal, LLC	California
Flowers Baking Co. of California, LLC	California
Flowers Baking Co. of Modesto, LLC	California
Canyon Bakehouse, LLC	Colorado
Flowers Baking Co. of Denver, LLC	Colorado
C&G Holdings, Inc.	Delaware
CK Sales Co., LLC	Delaware
Flowers Bakeries Brands, LLC	Delaware
Flowers Baking Co. of Lakeland, Inc.	Delaware
Flowers Finance II, LLC	Delaware
Flowers Finance, LLC	Delaware
KKB Acquisition, LLC	Delaware
Flowers Bakeries Sales of Florida, LLC	Florida
Flowers Baking Co. of Bradenton, LLC	Florida
Flowers Baking Co. of Florida, LLC	Florida
Flowers Baking Co. of Jacksonville, LLC	Florida
Flowers Baking Co. of Miami, LLC	Florida
Derst Baking Company, LLC	Georgia
Flowers Bakeries, LLC	Georgia
Flowers Bakeries Sales, LLC	Georgia
Flowers Bakeries Sales of Georgia, LLC	Georgia
Flowers Bakery of Suwanee, LLC	Georgia
Flowers Baking Co. of Thomasville, LLC	Georgia
Flowers Baking Co. of Tucker, LLC	Georgia
Flowers Baking Co. of Tyler, LLC	Georgia
Flowers Baking Co. of Villa Rica, LLC	Georgia
Flowers Foods Specialty Group, LLC	Georgia
Flowers Ventures, LLC	Georgia
Flowers Baking Co. of Peoria, LLC	Illinois
Flowers Baking Co. of Waterloo, LLC	Iowa
Flowers Baking Co. of Lenexa, LLC	Kansas
Flowers Bakery of London, LLC	Kentucky
Flowers Baking Co. of Bardstown, LLC	Kentucky
Flowers Bakeries Sales of Louisiana, LLC	Louisiana

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Flowers Baking Co. of Baton Rouge, LLC	Louisiana
Flowers Baking Co. of Lafayette, LLC	Louisiana
Flowers Baking Co. of New Orleans, LLC	Louisiana
Flowers Bakeries Sales of New England, LLC	Maine
Flowers Baking Co. of Biddeford, LLC	Maine
Lepage Bakeries Cedar Street, LLC	Maine
Lepage Bakeries Park Street, LLC	Maine
Lepage Leasing, LLC	Maine
El Paso Baking Co. de Mexico, S.A.de C.V.	Mexico
Flowers Baking Co. of Henderson, LLC	Nevada
Flowers Bakeries Sales of NE Metro North, LLC	New Jersey
Flowers Bakeries Sales of Mid Atlantic, LLC	North Carolina
Flowers Baking Co. of Jamestown, LLC	North Carolina
Flowers Baking Co. of Newton, LLC	North Carolina
Franklin Baking Company, LLC	North Carolina
Flowers Bakeries Sales of Midwest, LLC	Ohio
Flowers Baking Co. of Ohio, LLC	Ohio
Dave's Killer Bread, Inc.	Oregon
DKB Organic Bakeries, LLC	Oregon
Flowers Baking Co. of Portland, LLC	Oregon
Flowers Bakeries Sales of NE Metro South, LLC	Pennsylvania
Flowers Baking Co. of Oxford, Inc.	Pennsylvania
Tasty Baking Company	Pennsylvania
Tasty Baking Sales, LLC	Pennsylvania
Flowers Specialty Brands, LLC	South Carolina
Flowers Bakeries Sales of Tennessee, LLC	Tennessee
Flowers Bakery of Cleveland, LLC	Tennessee
Flowers Bakery of Crossville, LLC	Tennessee
Flowers Baking Co. of Knoxville, LLC	Tennessee
Flowers Baking Co. of Morristown, LLC	Tennessee
Flowers Baking Co. of Nashville, LLC	Tennessee
Flowers Warehouse Sales, Inc.	Tennessee
Monroe Avenue Baking Co. of Memphis, LLC	Tennessee
Flowers Bakeries Sales of North Texas, LLC	Texas
Flowers Bakeries Sales of South Texas, LLC	Texas
Flowers Baking Co. of Denton, LLC	Texas
Flowers Baking Co. of El Paso, LLC	Texas
Flowers Baking Co. of Houston, LLC	Texas
Flowers Baking Co. of San Antonio, LLC	Texas
Flowers Baking Co. of Texas, LLC	Texas
Leeland Baking Co., LLC	Texas
Flowers Bakeries Sales of Utah, LLC	Utah
Flowers Baking Co. of Utah, LLC	Utah
Lepage Bakeries Brattleboro, LLC	Vermont
Flowers Baking Co. of Norfolk, LLC	Virginia
Lynchburg Organic Baking Co., LLC	Virginia
Flowers Baking Co. of West Virginia, LLC	West Virginia